                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-27514




SELECTED FUNDS
         SELECTED AMERICAN SHARES, INC.
         SELECTED SPECIAL SHARES, INC.
         SELECTED U.S. GOVERNMENT INCOME FUND
         SELECTED DAILY GOVERNMENT FUND

Prospectus and Application Form


May 1, 2001


The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS


Overview of Each Selected Fund
         Selected American Shares, Inc.
         Selected Special Shares, Inc.
         Selected U.S. Government Income Fund
         Selected Daily Government Fund
                             Investment Objective and Strategy
                             Determining If This Fund Is Right for You
                             Principal Risks
                             Past Performance
                             Fees and Expenses
                             Financial Highlights

Who Is Responsible for Your Selected Account

How We Manage Selected Funds

Once You Invest in Selected Funds

Privacy Notice

How to Open an Account

How to Buy, Sell and Exchange Shares

Other Fund Documents

OVERVIEW OF SELECTED AMERICAN SHARES, INC.

INVESTMENT OBJECTIVE AND STRATEGY

Selected American Shares, Inc.'s ("Selected American Shares") investment objective is to achieve both capital growth and income. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued by American companies. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

Davis Selected Advisers, L.P., serves as investment adviser for Selected American Shares and manages its investment portfolio. The portfolio managers use the Davis investment philosophy to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long term. We look for companies with sustainable growth rates that are selling at modest price-to-earnings multiples, hoping that the multiples will expand as other investors recognize the companies' true worth. We believe that companies with sustainable growth rates and gradually expanding price-to-earnings multiples can generate better returns for investors than large capitalization domestic stocks generally. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
>> You are seeking long-term growth of capital and some current income. >> You are more comfortable with established, well-known companies.
>>  You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
>> You are worried about the possibility of sharp price swings and dramatic market declines.
>>  You are interested in earning significant current income.
>>  You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Selected American Shares, you may lose some or all of the money that you invest. This section describes what we think are the two most significant factors that can cause the Fund's performance to suffer.

>> MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

>> COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

Shares of Selected American Shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE SELECTED FUNDS.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Selected American Shares by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five and 10 years compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                            SELECTED AMERICAN SHARES
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                       (As of December 31st of Each Year)

1991                               46.37%
1992                                5.78%
1993                                5.42%
1994                              (3.20)%
1995                               38.09%
1996                               30.74%
1997                               37.25%
1998                               16.27%
1999                               20.32%
2000                                9.33%

During the period shown above, the highest quarterly return was 26.04% for the first quarter of 1991, and the worst quarterly return was (14.78)% for the third quarter of 1998.

Year-to-date performance as of the first quarter 2001 (not annualized) was (9.71)%.


                            SELECTED AMERICAN SHARES
                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the Periods ended December 31, 2000)

--------------------------------------------------------------------------------
                              PAST 1 YEAR       PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------
SELECTED AMERICAN SHARES         9.33%             22.37%            19.59%
--------------------------------------------------------------------------------
S&P 500(R) INDEX                (9.10)%            18.30%            17.43%
--------------------------------------------------------------------------------

FEES AND EXPENSES

           FEES YOU MAY PAY AS A SELECTED AMERICAN SHARES SHAREHOLDER
                      (Paid Directly From Your Investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a          None
percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                            None
Imposed on Redemptions (as a percentage of the lesser of
the net asset value of the shares redeemed or the total
cost of such shares)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends                                                       None
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------

                            SELECTED AMERICAN SHARES
                         ANNUAL FUND OPERATING EXPENSES
                     (For the Year Ended December 31, 2000)
                (Deducted From Selected American Shares' Assets)

--------------------------------------------------------------------------------
Management Fees                                                 0.56%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                  0.11%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                 0.92%
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

------------------------------------------------------------------------------
      1 YEAR               3 YEARS              5 YEARS            10 YEARS
------------------------------------------------------------------------------
        $94                  $293                 $509              $1,131
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Selected American Shares for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Selected Funds' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                            SELECTED AMERICAN SHARES

                                                                     YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------
                                                2000           1999           1998          1997            1996
                                                ----           ----           ----          ----            ----
Net Asset Value, Beginning of Period....   $    35.80      $    31.16    $    27.18     $   21.53       $   17.68
                                           ----------      ----------    ----------     ---------       ---------

Income From Investment Operations
 Net Investment Income..................          .15             .15           .15           .16             .18
 Net Realized and Unrealized
    Gains...............................         2.98            6.08          4.24          7.72            5.15
                                           ----------      ----------    ----------     ---------       ---------
    Total From Investment Operations....         3.13            6.23          4.39          7.88            5.33

Dividends and Distributions
 Dividends from Net Investment Income...         (.14)           (.15)         (.15)         (.17)           (.17)
 Distributions from Realized Gains......        (3.46)          (1.44)         (.26)        (2.05)          (1.31)
 Dividends in Excess of Net
    Investment Income...................          -               -             -            (.01)            -
                                           ----------      ----------    ----------     ---------       ---------
    Total Dividends and Distributions...        (3.60)          (1.59)         (.41)        (2.23)          (1.48)
                                           ----------      ----------    ----------     ---------       ---------

Net Asset Value, End of Period..........   $    35.33      $    35.80    $    31.16     $   27.18       $   21.53
                                           ==========      ==========    ==========     =========       =========

Total Return(1).........................        9.33%          20.32%        16.27%        37.25%          30.74%

Ratios/Supplemental Data
 Net Assets, End of Period
    (000,000 omitted)...................       $5,707          $3,704        $2,906        $2,222          $1,376
 Ratio of Expenses to Average Net Assets         .92%            .93%          .94%          .96%           1.03%
 Ratio of Net Investment Income to
    Average Net Assets..................         .52%            .24%          .52%          .62%            .87%
 Portfolio Turnover Rate(2).............          22%             21%           20%           26%             29%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

OVERVIEW OF SELECTED SPECIAL SHARES, INC.

INVESTMENT OBJECTIVE AND STRATEGY

Selected Special Shares, Inc.'s ("Selected Special Shares") investment objective is capital growth.

The Fund invests principally in common stock of U.S. companies with small and medium market capitalizations, but may invest in companies of any size.

Bramwell Capital Management, Inc., serves as sub-adviser for Selected Special Shares and manages its investment portfolio. The sub-adviser begins by establishing broad investment themes and then hunts for solid investment opportunities in the sectors of the economy where it foresees growth.

NOTICE: Bramwell Capital Management has resigned as sub-adviser to Selected Special Shares effective June 1, 2001. Thereafter the Fund will be managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers.

The primary strategy is to pick companies growing at rapid rates and to buy their stock at a discount to their future earnings growth rate or to the overall market. Frequently these are companies that have strong revenue growth and companies with unique products and services that have pricing flexibility. The sub-adviser considers selling a company if it turns out that it made a mistake in its original appraisal or if the company no longer contributes to the Fund's investment objective.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
>>  You are seeking long-term growth of capital.
>> You prefer to invest in small and medium capitalization growth companies. >> You are willing to accept higher risk for the opportunity to pursue higher returns.
>>  You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
>> You are worried about the possibility of sharp price swings and dramatic market declines.
>>  You are interested in earning current income.
>>  You prefer to invest in larger, more established companies.
>>  You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Selected Special Shares, you may lose some or all of the money that you invest. This section describes what we think are the two most significant factors that can cause the Fund's performance to suffer.

>> MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

>> COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. Investing in small and medium capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Shares of Selected Special Shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE SELECTED FUNDS.


PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Selected Special Shares by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one year, five years and 10 years compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                             SELECTED SPECIAL SHARES
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                       (As of December 31st of Each Year)

1991                            25.53%
1992                             8.43%
1993                            10.81%
1994                           (2.56)%
1995                            34.24%
1996                            11.86%
1997                            26.91%
1998                            24.52%
1999                            16.83%
2000                           (1.10)%

During the period shown above, the highest quarterly return was 22.74% for the fourth quarter of 1998, and the worst quarterly return was (14.63)% for the third quarter of 1998.

Year-to-date performance as of the first quarter 2001 (not annualized) was (10.08)%.


                             SELECTED SPECIAL SHARES
                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the Periods Ended December 31, 2000)

--------------------------------------------------------------------------------
                               PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------
SELECTED SPECIAL SHARES          (1.10)%           15.35%             14.96%
--------------------------------------------------------------------------------
S&P 500(R) INDEX                 (9.10)%           18.30%             17.43%
--------------------------------------------------------------------------------

FEES AND EXPENSES

            FEES YOU MAY PAY AS A SELECTED SPECIAL SHARES SHAREHOLDER
                      (Paid Directly From Your Investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a          None
percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Imposed on Redemptions     None
(as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------


                             SELECTED SPECIAL SHARES
                         ANNUAL FUND OPERATING EXPENSES
                     (For the Year Ended December 31, 2000)
                 (Deducted From Selected Special Shares' Assets)

--------------------------------------------------------------------------------
Management Fees                                                 0.69%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                  0.21%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                 1.15%
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Selected Special Shares with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Selected Special Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Selected Special Shares' operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

------------------------------------------------------------------------------
      1 YEAR               3 YEARS              5 YEARS            10 YEARS
------------------------------------------------------------------------------
       $117                  $365                 $633              $1,398
------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Selected Special Shares for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Selected Funds' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

                             SELECTED SPECIAL SHARES

                                                                     YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------
                                                 2000              1999           1998        1997          1996
                                                 ----              ----           ----        ----          ----
Net Asset Value, Beginning of Period......   $    16.17       $    14.76     $    13.03   $   10.89      $   10.80
                                             ----------       ----------     ----------   ---------      ---------

Income (Loss) From Investment Operations
 Net Investment Loss......................          -               (.09)          (.08)       (.07)           -
  Net Realized and Unrealized Gains (Losses)       (.25)            2.47           3.14        2.83           1.27
                                             ----------       ----------     ----------   ---------      ---------
    Total From Investment Operations......         (.25)            2.38           3.06        2.76           1.27

Dividends and Distributions
 Distributions from Realized Gains........        (2.24)            (.97)         (1.33)       (.62)         (1.18)
 Return of Capital........................          -               -   (1)         -           -              -
                                             ---------        ---------      ----------   ---------      ---------
    Total Dividends and Distributions.....        (2.24)            (.97)         (1.33)       (.62)         (1.18)
                                             ----------       ----------     ----------   ---------      ---------

Net Asset Value, End of Period............   $    13.68       $    16.17     $    14.76   $   13.03      $   10.89
                                             ==========       ==========     ==========   =========      =========

Total Return(2)...........................       (1.10)%          16.83%         24.52%      26.91%         11.86%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)..       $95,222        $107,592        $94,644     $74,930        $62,435
                                                   1.15%           1.17%          1.26%(3)    1.28%          1.33%
 Ratio of Expenses to Average Net Assets..
 Ratio of Net Investment Loss to Average
    Net Assets............................        (.25)%          (.59)%         (.58)%      (.60)%         (.66)%
 Portfolio Turnover Rate(4)...............           35%             44%            41%         51%            98%

(1)  Less than $0.005 per share.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.25% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

OVERVIEW OF SELECTED U.S. GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE AND STRATEGY

Selected U.S. Government Income Fund's investment objective is to obtain current income consistent with preservation of capital by investing principally in U.S. Government Securities. Under normal circumstances the Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. At times, a significant portion of Selected U.S. Government Income Fund's securities are mortgage-backed securities and collateralized mortgage obligations. A "mortgage-backed security" represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Selected U.S. Government Income Fund only buys mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. A "collateralized mortgage obligation" is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. Selected U.S. Government Income Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Selected U.S. Government Income Fund does not attempt to deliver the highest possible current yield to its investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
>>  You are seeking current income.
>>  You are most comfortable investing in high-quality U.S. Government
    Securities.
>>  You want to diversify a common stock portfolio.
>>  You are investing for the mid-term or long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
>> You cannot accept even moderate price swings or market declines. >> You are investing for the short term.

PRINCIPAL RISKS

If you buy shares of Selected U.S. Government Income Fund, you may lose some of the money that you invest. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

INTEREST RATE RISKS. There are two principal ways that changes in interest rates affect the U.S. Government Securities in which the Fund invests:

>> PRICE VOLATILITY RISK. Most of the Fund's U.S. Government Securities pay a fixed interest rate. When market rates increase, the value (and price) of the U.S. Government Securities usually decline. When interest rates are falling, the value (and price) of the U.S. Government Securities usually increase. As a result, an increase in market rates should reduce the value of the Fund's portfolio and a decrease in rates should have the opposite effect.

>> EXTENSION AND PREPAYMENT RISK. Market prices of the mortgage-backed securities and collateralized mortgage obligations that Selected U.S. Government Income Fund owns are affected by how quickly borrowers elect to prepay the mortgages underlying the securities. Changes in market interest rates affect borrowers' decisions about whether to prepay their mortgages. Rising interest rates lead to "extension risk," which occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Falling interest rates lead to "prepayment risk," which occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. A government agency that has the right to "call" (prepay) a fixed-rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

Because, under normal circumstances, Selected U.S. Government Income Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Shares of Selected U.S. Government Income Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Selected U.S. Government Income Fund by showing changes in the Fund's performance from year to year for the past 10 years and by showing how the Fund's average annual returns for one year, five years and 10 years compare to those of the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, a recognized unmanaged index of Government Securities performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                      SELECTED U.S. GOVERNMENT INCOME FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                       (As of December 31st of Each Year)

1991                          13.46%
1992                           5.11%
1993                           7.99%
1994                         (2.71)%
1995                          15.97%
1996                           2.85%
1997                           7.32%
1998                           5.90%
1999                         (1.97)%
2000                          10.37%

During the period shown above, the highest quarterly return was 6.14% for the third quarter of 1991, and the worst quarterly return was (2.49)% for the first quarter of 1994.

Year-to-date performance as of the first quarter 2001 (not annualized) was 1.94%.


                      SELECTED U.S. GOVERNMENT INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the Periods Ended December 31, 2000)

--------------------------------------------------------------------------------
                                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------
SELECTED U.S. GOVERNMENT INCOME
FUND                                   10.37%          4.80%           6.28%
--------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE TERM      10.18%          6.11%           7.14%
U.S. TREASURY SECURITIES INDEX
--------------------------------------------------------------------------------


                      SELECTED U.S. GOVERNMENT INCOME FUND
                                30-DAY SEC YIELD
                            (As of December 31, 2001)

30-DAY SEC YIELD             5.23%

You can obtain Selected U.S. Government Income Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES

     FEES YOU MAY PAY AS A SELECTED U.S. GOVERNMENT INCOME FUND SHAREHOLDER
                      (Paid Directly From Your Investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                   None
(as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Imposed on Redemptions        None
(as a percentage of the lesser of the net asset value of
the shares redeemed or the total cost of such shares)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends        None
--------------------------------------------------------------------------------
Exchange Fee                                                       None
--------------------------------------------------------------------------------

                      SELECTED U.S. GOVERNMENT INCOME FUND
                         ANNUAL FUND OPERATING EXPENSES
                     (For the Year Ended December 31, 2000)
          (Deducted From Selected U.S. Government Income Fund's Assets)

--------------------------------------------------------------------------------
Management Fees                                                 0.30%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses*                                                 1.49%
--------------------------------------------------------------------------------
Total Annual Operating Expenses*                                2.04%
--------------------------------------------------------------------------------

* We voluntarily waived a portion of our fees so that the Fund's actual Total Annual Operating Expenses for the fiscal year ended December 31, 2000, was 1.21%. We may resume collecting our full fees at any time.


EXAMPLE

This example is intended to help you compare the cost of investing in Selected U.S. Government Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Selected U.S. Government Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Selected U.S. Government Income Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

------------------------------------------------------------------------------
      1 YEAR               3 YEARS              5 YEARS            10 YEARS
------------------------------------------------------------------------------
       $207                  $640               $1,098              $2,369
------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Selected U.S. Government Income Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Selected Funds' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

                      SELECTED U.S. GOVERNMENT INCOME FUND

                                                                         YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------
                                                  2000           1999            1998         1997         1996
                                                  ----           ----            ----         ----         ----
Net Asset Value, Beginning of Period....          $8.37           $9.04         $9.01        $ 8.90     $    9.20
                                            -----------     -----------    ----------     ---------     ---------
Income From Investment Operations
  Net Investment Income.................            .44             .45           .47           .51           .53
  Net Realized and Unrealized
      Gains (Losses)....................            .40            (.62)          .06           .11          (.28)
                                            ------------    -----------    ----------     ---------     ---------
    Total From Investment Operations....            .84            (.17)          .53           .62           .25

Dividends and Distributions
 Dividends from Net Investment Income...           (.44)           (.45)         (.47)         (.51)         (.53)
 Distributions from Realized Gains......           -               (.05)         (.03)          -            (.02)
                                            -----------     -----------    ----------     ---------     ---------
    Total Dividends and Distributions...           (.44)           (.50)         (.50)         (.51)         (.55)
                                            -----------     -----------    ----------     ---------     ---------

Net Asset Value, End of Period..........    $      8.77     $      8.37    $     9.04     $    9.01     $    8.90
                                            ===========     ===========    ==========     =========     =========

Total Return(1).........................
                                                 10.37%         (1.97)%         5.90%         7.32%         2.85%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)         $3,728          $4,413        $6,237        $5,962        $6,934
                                                  1.21%(2)        1.28%(2)      1.52%(2,3)    1.50%(2)      1.44%(2)
 Ratio of Expenses to Average Net Assets
 Ratio of Net Investment Income to
    Average Net Assets..................          5.21%           5.15%         5.17%         5.79%         5.96%
 Portfolio Turnover Rate(4).............            85%            134%           36%           16%           26%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for 2000, 1999, 1998, 1997 and 1996 would have been 2.04%, 1.61%, 1.62%, 1.60% and 1.67%, respectively.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.50% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

OVERVIEW OF SELECTED DAILY GOVERNMENT FUND

INVESTMENT OBJECTIVE AND STRATEGY

Selected Daily Government Fund is a money market fund. Its investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity. Under normal circumstances Selected Daily Government Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). A "repurchase agreement" is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an "interest payment."

The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. Our portfolio has a dollar-weighted average maturity of 90 days or less.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
>>  You are seeking current income.
>>  You are most comfortable investing in high-quality U.S. Government
    Securities.
>>  You want a safe haven in times of market turmoil.
>>  You want easy access to your money.

YOU SHOULD NOT INVEST IN THIS FUND IF:
>> You need a high total return to achieve your investment goals. >> Your primary investment goal is capital growth.

PRINCIPAL RISKS

VARIABLE INCOME. The primary risk of investing in Selected Daily Government Fund is that the income that it pays to investors is not stable. When interest rates increase, the Fund's income distributions should increase. When interest rates decrease, the Fund's income distributions should decrease.

Because, under normal circumstances, Selected Daily Government Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to interest rate or credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Selected Daily Government Fund seeks to preserve the value of your investment at $1 per share, investors can lose money. Shares of Selected Daily Government Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. Government or any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

You can find more detailed information about the risks of the Fund's particular investments in the section called HOW WE MANAGE SELECTED FUNDS.

PAST PERFORMANCE

The bar chart and the table below provide an indication of the risks of investing in Selected Daily Government Fund by showing changes in the Fund's performance from year to year for the past 10 years and by presenting the Fund's average annual returns for one year, five years and 10 years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                         SELECTED DAILY GOVERNMENT FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                       (As of December 31st of Each Year)

1991                         5.51%
1992                         3.07%
1993                         2.34%
1994                         3.51%
1995                         5.23%
1996                         4.70%
1997                         4.91%
1998                         4.85%
1999                         4.48%
2000                         5.80%

During the period shown above, the highest quarterly return was 1.52% for the first quarter of 1991, and the worst quarterly return was 0.55% for the second quarter of 1993.

Year-to-date performance as of the first quarter 2001 (not annualized) was 1.28%.

                         SELECTED DAILY GOVERNMENT FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (For the Periods Ended December 31, 2000)

         -------------------------------------------------------------
              PAST 1 YEAR         PAST 5 YEARS       PAST 10 YEARS
         -------------------------------------------------------------
                 5.80%                4.96%              4.42%
         -------------------------------------------------------------


                         SELECTED DAILY GOVERNMENT FUND
                                 7-DAY SEC YIELD
                            (As of December 31, 2000)

7-DAY SEC YIELD              5.76%

You can obtain Selected Daily Government Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES

        FEES YOU MAY PAY AS A SELECTED DAILY GOVERNMENT FUND SHAREHOLDER
                      (Paid Directly From Your Investment)

--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a          None
percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) Imposed on Redemptions     None
(as a percentage of the lesser of the net asset value of
the shares redeemed or the total cost of such shares)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None
--------------------------------------------------------------------------------
Exchange Fee                                                    None
--------------------------------------------------------------------------------


                         SELECTED DAILY GOVERNMENT FUND
                         ANNUAL FUND OPERATING EXPENSES
                     (For the Year Ended December 31, 2000)
             (Deducted From Selected Daily Government Fund's Assets)

--------------------------------------------------------------------------------
Management Fees                                                 0.30%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                  0.12%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                 0.67%
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Selected Daily Government Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Selected Daily Government Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Selected Daily Government Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

-------------------------------------------------------------------------------
      1 YEAR               3 YEARS              5 YEARS             10 YEARS
-------------------------------------------------------------------------------
        $68                  $214                 $373                $835
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Selected Daily Government Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Selected Funds' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

                         SELECTED DAILY GOVERNMENT FUND

                                                                     YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                   2000         1999           1998         1997         1996
                                                   ----         ----           ----         ----         ----
Net Asset Value, Beginning of Period......       $    1.000   $    1.000    $    1.000   $    1.000   $    1.000
                                                 ----------   ----------    ----------   ----------   ----------

Income From Investment Operations
 Net Investment Income....................             .056         .044          .047         .048         .046

Dividends and Distributions
 Dividends from Net Investment Income.....            (.056)       (.044)        (.047)       (.048)       (.046)
                                                 ----------   ----------    ----------   ----------   ----------

Net Asset Value, End of Period............       $    1.000   $    1.000    $    1.000   $    1.000   $    1.000
                                                 ==========   ==========    ==========   ==========   ==========

Total Return(1)...........................            5.80%        4.48%         4.85%        4.91%        4.70%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)..       $  130,126   $  131,342    $  126,203   $  117,471   $  112,674

Ratio of Expenses to Average Net Assets...             .67%         .68%          .71%         .70%         .75%
 Ratio of Net Investment Income
    to Average Net Assets.................            5.68%        4.44%         4.74%        4.80%        4.62%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

WHO IS RESPONSIBLE FOR YOUR SELECTED ACCOUNT

A number of entities provide services to Selected Funds. This section describes how each Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of each Fund is provided in Selected Funds' Statement of Additional Information. For information on how to receive the Statement of Additional Information, see the back cover of this prospectus.


INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
Referred to throughout this prospectus as "Davis Selected Advisers"
2949 East Elvira Road, Suite 101
Tucson, AZ 85706
o  Serves as investment adviser for the Selected Funds. Manages the
o  Selected Funds' business affairs.
o Provides daily portfolio management for Selected American Shares, Selected U.S. Government Income
o  Fund and Selected Daily Government Fund.
o  Has served as investment adviser for various clients since 1969.
o Annual Adviser Fee for the year ended December 31, 2000 (based on average net assets):

                  Selected American Shares:                   0.56%
                  Selected Special Shares:                    0.69%
                  Selected U.S. Government Income Fund:       0.30%
                  Selected Daily Government Fund:             0.30%

INVESTMENT SUB-ADVISERS

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY  10017

o  Serves as sub-adviser for the Selected Funds.
o  Has served as investment sub-adviser for various clients since 1996.
o  Wholly owned subsidiary of Davis Selected Advisers.
o Davis Selected Advisers pays for Davis Selected Advisers - NY, Inc.'s sub-advisory services. The Fund does not pay for these services. As a wholly owned subsidiary, sub-advisory fees are based on expenses and not on Fund assets.

BRAMWELL CAPITAL MANAGEMENT, INC.
745 Fifth Avenue
New York, NY  10151

o  Manages Selected Special Shares' entire portfolio on a daily basis.
o Serves as investment adviser for the Bramwell Funds, Inc., other investment companies and other institutional clients.
o Davis Selected Advisers pays for Bramwell Capital Management, Inc.'s sub-advisory services. The Fund does not pay for these services. For fiscal year December 31, 2000, Bramwell Capital Management, Inc., earned 0.33% (based on the Fund's average net assets) for serving as sub-adviser to the Fund.

NOTICE: Bramwell Capital Management has resigned as sub-adviser to Selected Special Shares effective June 1, 2001. Thereafter the Fund will be managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" P.O. Box 8243
Boston, MA  02266-8243

o  Prices each Selected Fund daily.
o  Holds share certificates and other assets of Selected Funds.
o Maintains records of shareholders. Receives and cancels outstanding share certificates.
o  Supervises the payment of dividends.

BOARD OF DIRECTORS

Selected Funds' board of directors has general supervisory responsibilities for Selected Funds. The directors monitor and supervise the performance of the investment adviser, sub-advisers and other service providers, monitors Selected Funds' business and investment activities, and determines whether to renew agreements with the adviser, sub-advisers and distributor.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors" 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

o Oversees purchases of shares and promotional activities for Selected Funds and other mutual funds managed by Davis Selected Advisers.

o  Wholly owned subsidiary of Davis Selected Advisers.

SENIOR RESEARCH ADVISER AND FOUNDER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:
o  Senior Research Adviser of Davis Selected Advisers.
o  Founder of Davis Selected Advisers.

Other Experience:
o A Portfolio Manager of Selected American Shares from May 1993 until February 1997.
o A Portfolio Manager of another fund managed by Davis Selected Advisers from its inception in 1969 until February 1997.

PORTFOLIO MANAGERS

FOR SELECTED AMERICAN SHARES
CHRISTOPHER C. DAVIS
Responsibilities:
o  A Portfolio Manager of the Fund since December 1994.
o Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:
o Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis beginning in September 1989.

KENNETH CHARLES FEINBERG
Responsibilities:
o  A Portfolio Manager of the Fund since May 1998.
o  Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:
o  Research analyst at Davis Selected Advisers since December 1994.

FOR SELECTED SPECIAL SHARES
ELIZABETH R. BRAMWELL
Responsibilities:
o  A Portfolio Manager of the Fund since November 1994.
o Also manages or co-manages other equity funds managed by Bramwell Capital Management, Inc.

Other Experience:
o President, Chief Investment Officer, Portfolio Manager and a Trustee of Gabelli Growth Fund from its inception in April 1987 until February 1994.

NOTICE: Bramwell Capital Management has resigned as sub-adviser to Selected Special Shares effective June 1, 2001. Thereafter the Fund will be managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers.

FOR SELECTED U.S. GOVERNMENT INCOME FUND
AND SELECTED DAILY GOVERNMENT FUND
CRESTON KING, CFA
Responsibilities:
o A Portfolio Manager of Selected U.S. Government Income Fund and Selected Daily Government Fund since August 1999.
o Also manages other bond funds and money market funds advised by Davis Selected Advisers.

Other Experience:
o  From August 1993 until he joined Davis Selected Advisers in June 1999,
   Mr. King was a trader, analyst and portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.


OUR CODE OF ETHICS

We allow the officers and employees of Selected Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our company Code of Ethics.

HOW WE MANAGE SELECTED FUNDS

EQUITY FUNDS: INVESTMENT PHILOSOPHY

SELECTED AMERICAN SHARES is managed using the Davis investment philosophy. The Davis investment philosophy stresses a back-to-basics approach: We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Selected Advisers has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.


                          WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

SELECTED SPECIAL SHARES, managed by Bramwell Capital Management, Inc., invests principally in common stock of U.S. companies with small and medium market capitalizations, but it may invest in companies of any size.

Bramwell Capital Management, Inc. begins by establishing broad investment themes and then hunts for solid investment opportunities in the sectors of the economy where it foresees growth.

The primary strategy is to pick companies growing at rapid rates and to buy their stock at a discount to their future earnings growth rate or to the overall market. Frequently these are companies that have strong revenue growth and companies with unique products and services that have pricing flexibility.

NOTICE: Bramwell Capital Management has resigned as sub-adviser to Selected Special Shares effective June 1, 2001. Thereafter the Fund will be managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers.

FOREIGN COMPANIES. Selected American Shares and Selected Special Shares typically invest most of their assets in U.S. companies, but they also may invest in foreign companies. Investments in foreign companies are used primarily as a way of providing additional opportunities to invest in quality, overlooked growth companies. Investment in foreign companies also can offer the Fund the potential for geographic diversification.

GOVERNMENT FUNDS: CONSERVATIVE INVESTING

Selected U.S. Government Income Fund and Selected Daily Government Fund invest exclusively in U.S. Government Securities. The Funds will also own other assets (such as cash and receivables), which are not investments. The Funds do not attempt to deliver the highest possible current yield to their investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

U.S. Government Securities may include bonds and notes issued by the U.S. Government Treasury and also government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"). Treasury issues and Ginnie Maes are backed by the full faith and credit of the U.S. Government while securities issued by the other government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.


OTHER SECURITIES AND INVESTMENT STRATEGIES

There are other securities in which Selected Funds may invest, and investment strategies which the Funds may employ, but they are not principal investment strategies. These securities and investment strategies, and others, are discussed in the Statement of Additional Information.

Each of the Funds uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes. In the event our portfolio managers anticipate a market decline, we may reduce our risk by investing in short-term securities until market conditions improve. Unlike common stocks or longer-term U.S. Government Securities, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the capital growth component of a Fund's investment objective.


ONCE YOU INVEST IN SELECTED FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in any Selected Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all Selected Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of all Selected Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our Web site (www.selectedfunds.com).

HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in each Selected Fund:

>> Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

>> Over-the-counter securities are valued at the average of closing bid and asked prices.

>> Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

>> Discount securities purchased with a maturity of 60 days or less usually are valued at amortized cost. Selected Daily Government Fund typically values all of its investments at amortized cost.

>> Securities with unavailable market quotations and other assets are valued at "fair value," which is determined by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

Normally, the share price of Selected Daily Government Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.


DISTRIBUTION FEES. Each Selected Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders. Each Selected Fund pays 0.25% of average annual net assets. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW WE PAY EARNINGS

There are two ways you can receive payments from a Selected Fund:

>> DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

>> CAPITAL GAINS. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Selected Fund pays dividends and distributes capital gains, if any, please call 1-800-243-1575.

Unless you choose otherwise, each Selected Fund automatically reinvests your dividends and capital gains in additional Fund shares. You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Selected Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Selected Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-reported dividend or interest income, or are already subject to backup withholding, Selected Funds are required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.


HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains from any Selected Fund automatically invested in any other Selected Fund. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name, the same class of shares, and have a minimum initial value of $250. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

>> If you invest in a fund that pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

>> If you invest in a fund that pays net capital gains, they generally will be taxed as a long-term capital gain distribution.

>> Selected Daily Government Fund, as a money market fund, intends to pay only ordinary income dividends and no capital gain distributions.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of any mutual fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains you receive from any Selected Fund.


PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.



HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

>>   $1,000 for a non-retirement plan account.

>>   $250 for a retirement plan account.


THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to SELECTED FUNDS or, in the case of a retirement account, to the custodian or trustee. All purchases by check should be in U.S. dollars. SELECTED FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

                                    State Street Bank and Trust Company
                                    Boston, MA  02210
                                    Attn.: Mutual Fund Services
                                    [NAME OF SELECTED FUND THAT YOU ARE BUYING]
                                    Shareholder Name
                                    Shareholder Account Number
                                    Federal Routing Number 011000028
                                    DDA Number 9905-325-8


RETIREMENT PLAN ACCOUNTS

You can invest in Selected Funds using any of these types of retirement plan accounts:

>>  Deductible IRAs
>>  Non-deductible IRAs
>>  Roth IRAs
>>  Educational IRAs
>>  Simple IRAs
>>  Simplified Employee Pension (SEP) IRAs
>>  403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant a $10 maintenance fee each year regardless of the number of plans established per Social Security Number. These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special Application Form. You can request this form by calling Davis Distributors.


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Selected Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Selected Funds shareholder. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.


An exchange occurs when you sell shares in one Selected Fund to buy shares in another Selected Fund in response to changes in your goals or in market conditions.


THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-243-1575. You can speak directly with a Selected Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard Time) or use our automated telephone system any time, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Selected Funds
         P.O. Box 8243
         Boston, MA  02266-8243

         Overnight Mail
         State Street Bank and Trust Company
         c/o Selected Funds
         66 Brooks Drive
         Braintree, MA  02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.


The Selected Funds do not issue certificates for shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Selected Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

>>  Receive your order before 4 p.m. Eastern Standard Time.

>>  Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

You can buy more shares at any time, by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to SELECTED FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund and your account number.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investment in any Selected Fund is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in shares of a Selected Fund. The minimum amount you can invest each month is $25. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the fifth and 28th if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. After your account has been opened and you wish to establish this plan, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Davis Distributors.

You also can use our Dividend Diversification Program to buy more shares in any Selected Fund. See ONCE YOU INVEST IN SELECTED FUNDS.

The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account, and is regulated by the Federal Reserve.


SELLING SHARES

You may sell back all or part of your shares in any Selected Fund in which you invest (known as a redemption) at any time at net asset value. You can sell the shares by telephone, by mail, or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" following).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.


CHECK WRITING PRIVILEGE FOR SELECTED DAILY GOVERNMENT FUND. You can request the ability to use your Selected Daily Government Fund account as a checking account if you are not investing through a retirement plan or an IRA.

Selected Daily Government Fund investors with check writing privileges can write checks for $100 or more from their accounts, subject to some rules prescribed by State Street Bank and Trust.

Writing a check is a way of selling shares and directing the proceeds to a third party. When a Selected Daily Government Fund check is presented to State Street Bank and Trust for payment, the bank will redeem a sufficient number of shares in your account to cover the amount of the check. If you have had recent activity in your Selected Daily Government Fund account, funds may not be available to cover your checks. For example, (1) if you have redeemed or exchanged funds out of your Selected Daily Government Fund account, there may not be sufficient funds remaining to cover your check; (2) if you have recently purchased shares in your Selected Daily Government Fund account and the funds are still within the 15-day

"uncollected" status; or (3) if funds were exchanged into your Selected Daily Government Fund account from another Selected Fund, and those funds were still within the 15-day uncollected status.



To qualify for CHECK WRITING PRIVILEGES, fill out the appropriate section in your Application Form.

You can find more information about check writing privileges in Selected Funds' Statement of Additional Information. Selected Funds and State Street Bank and Trust reserve the right to modify or terminate the check writing service at any time.


WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You always will receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past the Selected Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o  A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers, or participants in a recognized medallion signature guarantee program. Selected Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.


IF YOUR ACCOUNT FALLS BELOW $250

If your account balance falls below $250 (as a result of a redemption or exchange), we may sell your remaining shares in the Fund at net asset value. We will first notify you by mail, giving you at least 60 days' notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the Involuntary Redemption will be canceled.

MAKING AUTOMATIC WITHDRAWALS

If your account balance is more than $10,000, you can sell a set dollar or percentage amount each month or quarter. Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes. When you participate in this plan, known as the AUTOMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

>> You may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

>> You may also choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the fifth and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawal Plan by ACH.

>> You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third party payee.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors or by notifying the service agent in writing.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.


EXCHANGING SHARES

You can sell shares of any Selected Fund to buy shares of any other Selected Fund. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Standard Time.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. In the past the Selected Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or a commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

There are limits to the number of exchanges you can make each year. Currently, four exchanges between Funds are allowed during a 12-month period. You may make an unlimited number of exchanges out of Selected Daily Government Fund. Automatic exchanges are excluded from this provision. Davis Distributors must approve any exchanges above the limit in writing.


MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form. Once your account has been established, you may contact our customer service department to establish this program.


TELEPHONE TRANSACTIONS

A benefit of investing through Selected Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors at 1-800-243-1575 you can perform a transaction with Selected Funds in two ways:

>> Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).

>> If you have a TouchTone(TM) telephone, you can use the automated telephone system, known AS SELECted DIRECT ACCESS, 24 hours a day, seven days a week.

If you wish to sell shares by telephone and receive a check in the mail:

>>  The maximum amount that can be issued is $100,000.

>>  The check can be issued only to the registered account owner.

>>  The check must be sent to the address on file with Davis Distributors.

>>  Your current address must be on file for at least 30 days.

When you buy, sell or exchange shares over the telephone, you agree that Selected Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, Selected Funds may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Selected Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our Web site--www.selectedfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You may also request confirmation statements and tax summary information be mailed to the address on file. Please review our Web site for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund in which you are invested, an account number and your Social Security Number. Selected Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You must also establish a unique and confidential Personal Identification Number (PIN).
This PIN is required each time you access your Selected account online.

When you buy, sell or exchange shares over the Internet, you agree that Selected Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.





YOU CAN USE SELECTED DIRECT ACCESS TO:

>>   GET THE PRICE, TOTAL RETURN, AND FUND DESCRIPTION FOR ANY SELECTED FUND.

>>   CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

>>   BUY, SELL AND EXCHANGE SHARES*.

>>   GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY SELECTED FUND.

* RETIREMENT ACCOUNTS MAY BE SUBJECT TO RESTRICTIONS.

[INSIDE BACK COVER]

SELECTED FUNDS:
WE SELECT QUALITY COMPANIES FOR THE LONG TERM

Davis Selected Advisers, investment adviser of Selected Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy is still followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Selected Advisers.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested more than $2 billion of our own money side-by-side with our shareholders.

Please take the time to read this prospectus carefully, and if you decide to invest with us, keep it as a reference guide. If you need more information about Selected Funds, please call us or visit our Web site.

ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:                 OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-243-1575                        State Street Bank and Trust Company
                                      c/o Selected Funds
                                      P.O. Box 8243
                                      Boston, MA  02266-8243

OUR MAILING ADDRESS:
Selected Funds
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

OUR INTERNET ADDRESS:                 OUR SERVICE PROVIDER'S OVERNIGHT MAILING ADDRESS:
http://www.selectedfunds.com          State Street Bank and Trust Company
                                      c/o Selected Funds
                                      66 Brooks Drive
                                      Braintree, MA  02184

[BACK COVER]

OTHER FUND DOCUMENTS

For more information about any Selected Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports.

The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about Selected Funds and their management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

Selected Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

>> BY TELEPHONE. Call Selected Funds toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You may also call this number for account inquiries.

>>   VIA THE INTERNET. Visit the SEC Web site (www.sec.gov).


o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

>>   BY MAIL. Specify the document you are requesting when writing to us.

SELECTED FUNDS
2949 EAST ELVIRA ROAD, SUITE 101
TUCSON, AZ  85706
1-800-243-1575


The Funds' Investment Company Act File Numbers are:

               Selected American Shares--811-51
               Selected Special Shares--811-1550
               Selected U.S. Government Income Fund--811-5240
               Selected Daily Government Fund--811-5240

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2001

                            SELECTED AMERICAN SHARES
                             SELECTED SPECIAL SHARES
                      SELECTED U.S. GOVERNMENT INCOME FUND*
                         SELECTED DAILY GOVERNMENT FUND*

                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-243-1575



SELECTED U.S. GOVERNMENT INCOME FUND AND SELECTED DAILY GOVERNMENT FUND ARE BOTH SEPARATE SERIES OF SELECTED CAPITAL PRESERVATION TRUST.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2001. THE PROSPECTUS MAY BE OBTAINED FROM THE SELECTED FUNDS.

THE FUNDS' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS SUPPLIED WITH THIS STATEMENT OF ADDITIONAL INFORMATION. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS

                                                                           PAGE

SECTION I: INVESTMENT STRATEGIES AND RESTRICTIONS..........................  3

     Investment Objectives and Policies....................................  3
     Portfolio Securities..................................................  4
     Other Investment Policies............................................. 10
     Portfolio Transactions ............................................... 15
     Investment Restrictions............................................... 18


SECTION II: KEY PERSONS.................................................... 22

     Organization of the Companies......................................... 22
     Directors and Officers................................................ 22
     Directors............................................................. 23
     Directors' Compensation Schedule...................................... 24
     Officers.............................................................. 24
     Certain Shareholders of the Fund...................................... 25
     Investment Advisory Services.......................................... 26
     Distribution of Company Shares........................................ 28
     Other Important Service Providers..................................... 29


SECTION III: PURCHASE, EXCHANGE AND REDEMPTION OF SHARES................... 30

     Purchase of Shares.................................................... 30
     Special Services...................................................... 30
     Exchange of Shares.................................................... 31
     Redemption of Shares.................................................. 32


SECTION IV: GENERAL INFORMATION............................................ 35

     Determining the Price of Shares....................................... 35
     Dividends and Distributions........................................... 36
     Federal Income Taxes.................................................. 36
     Performance Data...................................................... 37


APPENDIX: QUALITY RATINGS OF DEBT SECURITIES............................... 41

SECTION I: INVESTMENT STRATEGIES AND RESTRICTIONS

                       INVESTMENT OBJECTIVES AND POLICIES

Each of the Selected Funds is managed by Davis Selected Advisers, L.P. ("Adviser") and sub-advised by Davis Selected Advisers - NY, Inc. ("DSA-NY"). In addition, Selected Special Shares is sub-advised by Bramwell Capital Management, Inc. ("Sub-Adviser").

NOTICE: Bramwell Capital Management has resigned as sub-adviser to Selected Special Shares effective June 1, 2001. Thereafter the Fund will be managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers.


SELECTED AMERICAN SHARES. The investment objective of Selected American Shares is both capital growth and income. Under normal circumstances, the Fund invests at least 65% of its total assets in securities issued by American companies. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. A company is considered to be an American company if it meets at least one of the following four criteria: (1) it is organized under U.S. laws; (2) its common stock is principally traded in U.S. securities markets; (3) it earns at least 50% of its revenues or profits within the United States; or (4) it has at least 50% of its assets within the U.S. Selected American Shares invests principally in common stock of U.S. companies with market capitalizations of at least $5 billion and, in the current market environment, we expect that current income will be low.

The Fund's principal risks are the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. The Fund may invest in foreign securities and may attempt to reduce currency fluctuation risks by engaging in related hedging transactions.

SELECTED SPECIAL SHARES. The investment objective of Selected Special Shares is capital growth. The Fund invests principally in common stock of U.S. companies with small and medium market capitalizations of less than $5 billion. However, the Fund can, and at times does, invest in larger companies. The Fund's principal risks are the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. Investing in small and medium capitalization companies may be more risky than investing in large capitalization companies and their share prices may be more volatile. The Fund may invest in foreign securities and attempt to reduce currency fluctuation risks by engaging in related hedging transactions.

SELECTED U.S. GOVERNMENT INCOME FUND. The investment objective of Selected U.S. Government Income Fund is to obtain current income consistent with preservation of capital by investing principally in U.S. Government Securities. Under normal circumstances, the Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Selected U.S. Government Income Fund's principal risk is changes in interest rates. Investments held by Selected U.S. Government Income Fund generally reflect market fluctuations. In particular, the value of the Fund's investments usually declines when interest rates rise and usually increases when interest rates rise. Mortgage-related securities (including collateralized mortgage obligations) usually constitute a large or the largest portion of the Fund's investments. Changes in the level of interest rates may affect extension risk and prepayment risk of mortgage-related securities.

SELECTED DAILY GOVERNMENT FUND. Selected Daily Government Fund is a money market fund. The investment objective of Selected Daily Government Fund is to seek to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity. Under normal circumstances, Selected Daily Government Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Fund's principal risk is variable income. Selected Daily Government Fund normally has a stable net asset value with yield fluctuating with short-term interest rates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged.


                              PORTFOLIO SECURITIES

The principal securities in which the Funds invest are described as follows:

EQUITY SECURITIES. Selected American Shares and Selected Special Shares ("Selected Equity Funds") invest principally in equity securities. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks, and securities with equity conversion or purchase rights. Selected Equity Funds usually purchase common stock. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The Funds' results will be related to the overall market for these securities. There is no limit on the percentage of its assets that the Funds may invest in equity securities.

Primary Risks. Events that have a negative impact on a business will probably be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, are likely to decline in value.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Selected Special Shares invests principally in equity securities issued by small and medium capitalization companies (companies with a total market capitalization of under $5 billion).

Primary Risk. The equity of smaller companies are subject to additional risks. Smaller companies are usually less established and less diversified than larger companies, and have fewer resources available to take advantage of opportunities or overcome challenges.

FINANCIAL SERVICES SECTOR. The Adviser has developed a special expertise in financial services companies and the Funds may, from time to time, invest a significant portion of their assets in the financial services sector if the Adviser believes that such investments will contribute to the Funds' investment objectives.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Primary Risks. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company which derives more than 15% of its gross revenues from the securities or investment management business; and (2) investments in insurance companies. A Fund is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

REAL ESTATE SECURITIES, INCLUDING REITS. The Adviser has developed a special expertise in real estate companies, including real estate investment trusts ("REITs"). The Funds may invest a significant portion of their assets in real estate securities and REITs if the Adviser believes that such investments will contribute to the Fund's investment objectives.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. None of the Funds invests directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Primary Risks. Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund could also be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, may not be diversified, and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through Selected American Shares, a shareholder will bear not only his or her proportionate share of the expense of the Fund, but also, indirectly, similar expenses of the REITs, including compensation of management. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to a Fund, there will be a layering of fees which would increase expenses and decrease returns. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

FOREIGN SECURITIES. Both of Selected Equity Funds may invest in foreign securities. Foreign securities are: (1) issued by companies organized under the laws of a foreign country; (2) principally traded in securities markets outside of the United States; (3) issued by companies earning at least 50% of their revenues or profits outside of the United States; or (4) issued by companies having at least 50% of their assets outside of the United States ("foreign securities"). At this time the Funds do not intend to make material investments in emerging markets. Foreign securities include equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid to a Fund, there will be a layering of fees which would increase expenses and decrease returns. When the Funds invest in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Primary Risks. Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets may also be affected by political and economic instabilities, and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Funds may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by each of the Funds to increase current income or to diversify their investment portfolios. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Primary Risks. Bonds and other debt securities are generally subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury are generally considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section entitled "High-Yield, High-Risk Debt Securities."

Bonds and other debt securities are generally interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by the Funds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. Under normal circumstances, Selected U.S. Government Income Fund and Selected Daily Government Fund invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Each of the other Funds may also invest a portion of its assets in U.S. Government bonds if the Adviser believes that such investments will contribute to the Funds' investment objectives.

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury; and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. When the Adviser deems that higher yields are obtainable through investments in mortgage-related securities and that the yield advantage offsets the uncertainties of the timing of principal payments, Selected U.S. Government Income Fund may be significantly invested in mortgage-related securities. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Selected U.S. Government Income Fund may also invest in pools of mortgages that are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Selected U.S. Government Income Fund may also invest in a collateralized mortgage obligation ("CMO"). A CMO is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Selected U.S. Government Income Fund invests only in CMOs that are obligations of, or guaranteed by the U.S. government, its agencies or instrumentalities such as the FNMA or the FHLMC.

CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments are typically used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and lower yield while those with longer maturities typically have higher volatility and higher yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investment by the Funds in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involves other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Funds' ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Funds to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In selecting CMOs, the Adviser seeks a favorable yield relative to risk and considers purchase price, interest rates, total rates of return, prepayment rates, average life, duration and volatility, and compares these with the same characteristics of other mortgage-backed investments and U.S. Government Securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Funds is not guaranteed and will fluctuate with the value of the Funds' portfolios. Generally when the level of interest rates rise, the value of a Fund's portfolio is likely to decline and, when the level of interest rates decline, the value of a Fund's portfolio is likely to rise.

The Funds may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in a Fund's current income, and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, a Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The bonds and other debt securities in which Selected Equity Funds may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section entitled "Quality Ratings of Debt Securities."

Primary Risks. While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Funds to dispose of particular issues and may cause the Funds to incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Funds to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Funds invest in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Funds may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation to the Funds, the Funds may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, and the high-yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

High-yield, high-risk bonds may be issued in a variety of circumstances. Some of the more common circumstances are issuance by corporations in the growth stage of their development, in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding, high-risk bonds often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the bonds of such issuers generally is greater than is the case with higher-rated bonds. For example, during an economic downturn or recession, highly leveraged issuers of high-yield, high-risk bonds may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding bonds because such bonds are generally unsecured and are often subordinated to other creditors of the issuer. The costs associated with recovering principal and interest once a security has defaulted may impact the return to holders of the security. If the Funds experience unexpectedly large net redemptions, they may be forced to sell high-yield, high-risk bonds out of the portfolio without regard to the investment merits of such sales. This could decrease the Funds' net assets. Since some of the Fund's expenses are fixed, this could also reduce the Funds' rate of return.

The Funds may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Funds anticipate that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues, and may also make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Funds' assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Funds purchase illiquid or restricted bonds, they may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Funds will be likely to replace such bonds with lower-yielding bonds, resulting in a decreased return. Zero coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically, and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Funds may obtain no return at all on its investment. To the extent that the Funds invest in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Funds may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation to the Funds, the Funds may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

Portfolio Composition. As of December 31, 2000, both Selected Equity Funds had less than 5% of their total assets invested in high-yield, high-risk securities and do not presently intend to have more than 5% of their assets invested in such securities in the near future.

                            OTHER INVESTMENT POLICIES

The composition of the Funds' portfolios and the techniques and strategies that the Adviser uses in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below in seeking their investment objectives. They may use some of the investment techniques and strategies at some times or not at all.

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Funds may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements and commercial paper. The Funds (other than Selected Daily Government Fund) may also invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments. To the extent that the management fees paid to the other investment company are for the same or similar services as the management fees paid to a Fund, there will be a layering of fees which would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Funds seek to enforce their rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing their rights.

The Funds will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Funds may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Funds normally will not enter into repurchase agreements maturing in more than seven days and would treat any such repurchase agreements as illiquid securities.

HEDGING FOREIGN CURRENCY RISKS. Selected Equity Funds may invest a portion of their assets in foreign securities. To attempt to reduce exposure to currency fluctuations, the Selected Equity Funds may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Funds to other risks, such as liquidity and counterparty risk. The Adviser or Sub-Adviser exercises its professional judgement as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. In past years, the Adviser and Sub-Adviser have typically not used these techniques to any significant extent. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Selected Equity Funds and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging may also be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, no Selected Equity Fund will engage in a futures transaction if it would cause the aggregate of initial margin deposits and premiums paid on outstanding options on futures contracts to exceed 5% of the value of its total assets (excluding in calculating such 5% any in-the-money amount of any option). Currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's or the Sub-Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved, or losses may be realized, and thus the Selected Equity Funds could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Selected Equity Funds than if they had not entered into such contracts. When taking a position in an anticipatory hedge (when the Selected Equity Funds purchase a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Selected Equity Funds are required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Selected Equity Funds a position in a negotiated, currently non-regulated market. A Selected Equity Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser or Sub-Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser or Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Selected Equity Funds may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser or Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated.

The Selected Equity Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Selected Equity Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Selected Equity Funds are traded on U.S. and foreign exchanges or over the counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Selected Equity Funds would utilize options traded on exchanges where the options are standardized.

The Selected Equity Funds may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Selected Equity Funds will be traded on U.S. or foreign exchanges or over the counter.

The Selected Equity Funds may also purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Selected Equity Funds will hold securities or other options or futures positions whose values are expected to offset their obligations under the hedge strategies. None of the Funds will enter into a currency hedging position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities, options or futures positions, or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Selected Equity Funds will comply with requirements established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if so required, will set aside liquid securities in a segregated account with their custodian bank in the amount prescribed. The Selected Equity Funds' custodian will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.

The Selected Equity Funds' ability to dispose of their positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Selected Equity Funds over the counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Selected Equity Funds would have to be exercised in order for the Funds to realize any profit, and (ii) the Selected Equity Funds may not be able to sell currencies covering an option written by the Funds until the option expires or Selected Equity Funds deliver the underlying futures currency upon exercise. Therefore, no assurance can be given that the Selected Equity Funds will be able to utilize these instruments effectively for the purposes set forth above.

The Selected Equity Funds' ability to engage in currency hedging transactions may be limited by tax considerations.

The Funds' transactions in forward contracts, options on foreign currencies and currency futures contracts will be subject to special tax rules under the Internal Revenue Code that, among other things, may affect the character of any gains or losses of the Funds as ordinary or capital and the timing and amount of any income or loss to the Funds. This in turn could affect the character, timing and amount of distributions by the Funds to shareholders. The Funds may be limited in their foreign currency transactions by tax considerations. Certain foreign currency exchange contracts in which the Selected Equity Funds may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, the Internal Revenue Code treats gains or losses relating to Section 1256 contracts as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Funds at the end of each taxable year are "marked-to-market" and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Selected Equity Funds may enter into might result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gains in the offsetting positions and making up the straddle. A disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

RESTRICTED AND ILLIQUID SECURITIES. The Funds may invest in restricted securities that are subject to contractual restrictions on resale. The Funds' policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Funds' net assets (10% of Selected Daily Government Fund) would then be illiquid.

The restricted securities that the Funds may purchase include securities that have not been registered under the 1933 Act but are eligible for purchase or sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the Funds' Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Funds are illiquid and thus subject to the Funds' policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and if, as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

BORROWING. The Funds may borrow money for temporary or emergency purposes. No Fund will borrow money with the intent of leveraging its investments. Borrowing activities are strictly limited as described in the section entitled "Investment Restrictions." Borrowing may be useful in a number of situations, such as to meet unanticipated redemptions without selling portfolio securities at disadvantageous prices. However, borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging a Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Funds may lend their portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Funds may engage in securities lending to earn additional income. The Funds must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which a Fund is permitted to invest.

Lending activities are strictly limited as described in the section entitled "Investment Restrictions." Lending money or securities involves the risk that a Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk, the Funds deal only with counterparties they believe to be creditworthy and require that the counterparty deposit collateral with the Funds.

When they loan securities, the Funds still own the securities, receive amounts equal to the dividends or interest on loaned securities, and are subject to gains or losses on those securities. The Funds also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and must permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

CALL OPTIONS. For income or hedging purposes, the Selected Equity Funds may write covered call options on their portfolio securities and purchase call options in closing transactions. The Funds may suffer an opportunity loss if the value of the underlying security should rise above the strike price of the call option before the option expires.

A covered call option gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time until the option expires, generally within three to nine months, in return for the payment to the writer upon the issuance of the option of an amount called the "premium." A commission may be charged in connection with the writing of the option. The premium received for writing a call option is determined by the option markets. The premium paid, plus the exercise price, will always be greater than the market price of the underlying securities at the time the option is written. By writing a covered call option, a Fund foregoes, in exchange for the premium, the opportunity to profit from an increase in the market value of the underlying security above the exercise price, if the option is exercised. The call obligation is terminated upon exercise of the call option, expiration of the call, or when the Fund effects a closing purchase transaction. A closing purchase transaction is one in which the writer purchases another call option in the same underlying security (identical as to exercise price, expiration date and number of shares). The first writer thereby terminates its obligation and substitutes the second writer as the obligor to the original option purchaser. A closing purchase transaction would normally involve payment of a brokerage commission. During the remaining term of the option, if a Fund cannot enter into a closing purchase transaction, that Fund would lose the opportunity for realizing any gain over and above the premium through sale of the underlying security and, if the security is declining in price, that Fund would continue to experience such decline.

INITIAL PUBLIC OFFERINGS ("IPOS"). Each of the Selected Equity Funds may participate in IPOs. While not a principal investment strategy for any of the Funds, each may participate in IPOs if the Adviser or Sub-Adviser determines that doing so is consistent with their investment strategy and will contribute to achieving their investment objectives. IPOs can have dramatic impact on Fund performance and assumptions about future performance based upon that impact may not be warranted. In the recent past the Selected Funds have not invested in IPOs on a regular basis. It is not anticipated, in the current market environment, that the Funds will invest in IPOs on a regular basis. Investing in IPOs involves risks. Many of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established prices. If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit), the Adviser may not perform the same detailed research on the company that it does for core holdings.

WHEN-ISSUED SECURITIES. Fixed-income securities may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. No payment is made until delivery, which may be up to 60 days after purchase. If delivery of the obligation does not take place, no purchase will result and the transaction will be terminated. Such transactions are considered to involve more risk than immediate cash transactions. As a matter of non-fundamental policy, any investment on a when-issued or delayed delivery basis will not be made if such investment would cause more than 5% of the value of a Fund's total assets to be invested in when-issued securities.

When purchasing when-issued securities a Fund will segregate liquid high-grade assets with its custodian to the extent that the Fund's obligations are not otherwise "covered" as that term is understood under the 1940 Act. In general, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at the Fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the Fund.

AVERAGE MATURITIES. Selected Daily Government Fund limits the average maturity of its investment portfolio to 90 days or less. Selected U.S. Government Income Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities available in U.S. Government Securities. The Adviser may adjust the average maturity of Selected Daily Government Fund's and Selected U.S. Government Income Fund's portfolios from time to time, depending on the Adviser's assessment of the relative yields available on securities of different maturities, and its assessment of future interest rate patterns and market risk. Thus, at various times, the average maturity of the portfolio may be relatively short (as short as one day for Selected Daily Government Fund, and from one to five years for Selected U.S. Government Income Fund), and at other times may be relatively long (up to 90 days for Selected Daily Government Fund, and more than 10 years and up to 30 years for Selected U.S. Government Income). Selected Daily Government Fund strives to maintain a constant net asset value per share of $1. There is no guarantee that the Fund will be successful. Selected U.S. Government Income Fund does not attempt to maintain a fixed net asset value per share. Fluctuations in portfolio values and therefore fluctuations in the net asset value of its shares are more likely to be greater when Selected U.S. Government Income Fund's average portfolio maturity is longer. The portfolio is likely to be principally invested in securities with short-term maturities in periods when the Adviser deems a more defensive position is advisable. For temporary periods, for defensive purposes, or to accommodate inflows of cash awaiting more permanent investment, it may also invest in short-term money market instruments, including repurchase agreements.

                             PORTFOLIO TRANSACTIONS

The Adviser manages the daily investment of Selected American Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund and is responsible for the placement of portfolio transactions for those Funds. The Sub-Adviser manages the daily investment of Selected Special Shares and is responsible for the placement of portfolio transactions for that Fund. Both the Adviser and Sub-Adviser are subject to the supervision of the Board of Directors. The Selected Funds have adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services, payment of bona fide Fund expenses and placement of orders by securities firms for Funds' shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Funds' investment objectives, the Funds may trade to some degree in securities for the short term if the Adviser or Sub-Adviser believes that such trading is advisable.

The Adviser and Sub-Adviser seek to place portfolio transactions with brokers-dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser and Sub-Adviser consider the financial responsibility and reputation of the broker-dealer, the range and quality of the services made available to clients (including the Funds), research services, the payment of bona fide Fund expenses (e.g., sub-transfer agency or sub-accounting fees) that the Funds would otherwise have to pay in cash, and the sale of fund shares. The Funds are legally allowed to pay a higher price to receive research services.

The Funds have approved a policy that allows them to use commissions to purchase research. The Funds will not use markups to purchase research. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser or Sub-Adviser by or through brokers who effect portfolio transactions for the Funds may be used in servicing other accounts managed by the Adviser and, likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Funds. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Funds may be taken into account as a factor in the placement of portfolio transactions.

The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling the Adviser and Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas that might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser and Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, the Funds' portfolios. The Board of Directors, in considering the reasonableness of the commissions paid by the Funds, does not attempt to allocate, or require the Adviser or Sub-Adviser to allocate, the relative costs or benefits of research.

The Adviser and Sub-Adviser consider many factors when allocating securities among their clients, including the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser and Sub-Adviser attempt to allocate investment opportunities among clients in a fair and equitable manner. However, clients are not ensured of participating equally or at all in particular investment allocations due to the factors noted above.

The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including mutual funds, private accounts, sub-advised accounts and others. Program sponsors typically execute orders for wrap accounts. The Adviser's trading desk coordinates the timing of orders to prevent the Adviser's clients from "bidding against" themselves on such orders.

The Adviser serves as investment adviser for a number of clients. Many of these client accounts are patterned after model portfolios or designated mutual funds managed by the Adviser. The portfolio holdings and transactions of these clients are similar to, but not exactly the same as, the model portfolios or designated mutual funds. The Adviser and Sub-Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sell of securities in all participating clients at the same time.

The Adviser and Sub-Adviser frequently follow the practice of aggregating orders of various institutional clients (including mutual funds) for execution, if the Adviser and Sub-Adviser believe that this will result in the best net price and most favorable execution. In such event, the allocation will be made by the Adviser and Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such clients. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price and commission rate paid or received with respect to the total order placed on that day. In some instances, this procedure could adversely affect a given client, but the Registrant believes that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

There are occasions when the Adviser and Sub-Adviser depart from the trading procedures described above. The factors that the Adviser and Sub-Adviser consider in exercising their judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same transaction prices as the model portfolios or designated mutual funds they are patterned after if the transactions are not aggregated; such prices may be better or worse.

The Funds paid the following brokerage commissions:

                                                                        FISCAL YEAR ENDED
                                                                          DECEMBER 31,
                                                          2000                1999               1998
                                                      ------------      -----------------    ------------
SELECTED AMERICAN SHARES
Brokerage Commissions Paid                             $2,684,112          $2,249,864         $1,418,329
Amount Paid to Brokers Providing Research                     74%                 70%                79%
Brokerage Commissions paid to Shelby Cullom               $88,325            $140,159           $155,832
   Davis & Co.(1)

SELECTED SPECIAL SHARES
Brokerage Commissions Paid                               $106,145            $109,273            $65,886
Amount Paid to Brokers Providing Research                     72%                 98%                85%

(1) Shelby Cullom Davis & Co. is a broker-dealer who may be considered an affiliated person of the Adviser. During the fiscal year ended December 31, 2000, commissions received represented 3.29% of total commissions paid and 3.41% of the aggregate dollar amount of transactions involving the payment of commissions by Selected American Shares.

Portfolio Turnover. Because of the Funds' investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Adviser and Sub-Adviser are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%.

During 1999 and again in 2000 Selected U.S. Government Income Fund's portfolio turnover rate was higher than the Fund's historical average. The higher portfolio turnover rates were due to the Adviser's more active response to changes in interest rates and economic conditions.

The Adviser will assume responsibility for daily management of Selected Special Shares on June 1, 2001. The Fund's portfolio turnover ratio may increase in 2001 above the Fund's historical average as the Adviser restructures the Fund's investment portfolio. This restructuring may result in increased brokerage expenses and capital gains distributions.

When the Adviser or Sub-Adviser deems it to be appropriate, each of the Funds may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Selected U.S. Government Income Fund and Selected Daily Government Fund have not paid brokerage commissions during any of these fiscal years. Generally, securities of these two Funds are purchased from and sold to securities dealers on a principal basis without commissions. Such transactions may involve profit to the dealer involved.

Investments in Certain Broker-Dealers. As of December 31, 2000, the Funds owned the following securities (excluding repurchase agreements) issued by any of the 10 broker-dealers with whom it transacted the most business during the fiscal year ended December 31, 2000:

FUND                                                            $ VALUE
----                                                            -------
SELECTED AMERICAN SHARES
         Morgan Stanley Dean Witter & Co.                     $118,071,722

SELECTED SPECIAL SHARES                                            NONE

SELECTED U.S. GOVERNMENT INCOME FUND                               NONE

SELECTED DAILY GOVERNMENT FUND                                     NONE


                             INVESTMENT RESTRICTIONS

The Funds operate in accordance with the investment objectives, policies and restrictions described in its prospectuses and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Funds' practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or
(ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

(1) DIVERSIFICATION. The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

(2) CONCENTRATION. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities). The Fund generally uses BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may re-classify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

(7) MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

(8) INVESTMENT OBJECTIVES. Selected American Shares investment objective is to achieve both capital growth and income. Selected Special Shares' investment objective is capital growth. Selected U.S. Government Income Fund's investment objective is to obtain current income consistent with preservation of capital by investing primarily in U.S. Government Securities. Selected Daily Government Fund's investment objective is to provide as high a level of current income as possible from the type of short-term investments in which it invests, consistent with prudent investment management, stability of principal and maintenance of liquidity.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Funds have each adopted the following non-fundamental policies that may be changed without shareholder approval:

Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's total assets would be invested in such securities. Selected Daily Government Fund may not purchase illiquid securities if more than 10% of the value of the Fund's total assets would be invested in such securities.

High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The board of directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short.

Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

Name Policy (All Funds Except Selected Special Shares). Under normal circumstances, Selected American Shares will invest at least 65% of its total assets in securities issued by American companies. Beginning July 31, 2002, the Name Policy for Selected American Shares will change from 65% of total assets to 80% of net assets plus any borrowing for investment purposes. Selected American Shares will comply with the Name Policy as of the time an investment is made. In the event that market fluctuations or shareholder actions cause the Fund's investments to fall below the Name policy limits, the Fund would act to remedy the situation as promptly as possible, normally within three business days. The Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the Fund to losses or unreasonable risks of loss.

Under normal circumstances, Selected U.S. Government Income Fund and Selected Daily Government Fund invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Funds will also own other assets that are not investments.

The Funds comply with the Name Policy under normal circumstances. However, each Fund may depart from the Name Policy from time to time. For example, a Fund may depart from the Name Policy in response to unusually large cash inflows or redemptions, or to avoid losses in response to adverse market, economic, political, or other conditions.

Beginning July 31, 2002, Selected American Shares, Selected U.S. Government Income Fund, and Selected Daily Government Fund will provide the Fund's shareholders with at least 60 days' prior notice before changing their Name Policy such that they would invest, under normal circumstances, less than 80% of their net assets plus any borrowing for investment purposes in American companies or U.S. Government Securities and repurchase agreements collateralized with U.S. Government Securities (for both Selected U.S. Government Income Fund and Selected Daily Government Fund), respectively.

SECTION II: KEY PERSONS

                          ORGANIZATION OF THE COMPANIES

THE COMPANIES. Each of the Selected Funds (the "Companies") is an open-end, diversified management investment company registered under the 1940 Act.

Selected American Shares, Inc., organized in 1933, and Selected Special Shares, Inc., organized in 1939, are Maryland corporations. Selected American Shares, Inc., and Selected Special Shares, Inc., each currently issue one series of common stock.

Selected U.S. Government Income Fund and Selected Daily Government Fund each are separate series of Selected Capital Preservation Trust. The Trust was organized as a business trust under the laws of Ohio in 1987 and currently issues two separate series of shares of beneficial interest.

FUND SHARES. The Board of Directors may offer additional series in the future and may at any time discontinue the offering of any series of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of the Companies' shares represent an interest in the assets of the Company issuing the share and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) the expenses related to a series, such as those related to the distribution of each series and the transfer agency expenses of each series are borne solely by each such series, and (ii) each series of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan, which pertains to a particular series, and other matters for which separate series voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the outstanding vote of a Company can elect all of the directors of that Company.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as a Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with applicable law (Maryland law for Selected American Shares and Selected Special Shares, Ohio law for Selected Capital Preservation Trust) and the Funds' bylaws, the Companies do not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise necessitated. Special shareholder meetings may be called for Selected American Shares or Selected Special Shares upon the written request of shareholders of at least 25% of the outstanding vote that could be cast at the meeting. Special shareholder meetings may be called for Selected Capital Preservation Trust upon the written request of shareholders of at least 10% of the outstanding vote that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meeting, in accordance with State law and SEC rules and regulations then in effect.



                             DIRECTORS AND OFFICERS

The Selected Funds' Board of Directors is responsible for the management and supervision of the Companies and the Funds. Each of the Directors serves as a director of both Selected American Shares, Inc., and Selected Special Shares, Inc., and as a trustee of Selected Capital Preservation Trust. As indicated below, certain Directors and officers hold similar positions with the following Funds that are managed by the Adviser: Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., and

Davis Variable Account Fund, Inc. (collectively the "Davis Funds"). The Board approves all significant agreements between the Companies, on behalf of the Funds, and those companies that furnish services to the Funds. The names and addresses of the directors and officers of the Companies are set forth below, together with their principal business affiliations and occupations for the last five years. As indicated below, certain directors and officers of the Selected Funds hold similar positions with the Davis Funds, which are also managed by the Adviser.

                                    DIRECTORS

WILLIAM P. BARR (5/23/50) - DIRECTOR. Executive Vice President and General Counsel, Verizon (formerly GTE Corporation before it merged with Bell Atlantic) since July 1994; Attorney General of the United States from August 1991 to January 1993; Deputy Attorney General from May 1990 to August 1991; Assistant Attorney General from April 1989 to May 1990; Partner with the law firm of Shaw, Pittman, Potts & Trowbridge from 1984 to April 1989 and January 1993 to August 1994. His address is One Stamford Forum, Stamford, CT 06904.

FLOYD A. BROWN (11/5/30) - DIRECTOR. Retired staff announcer and program host for WGN Radio and Television, Chicago, Illinois; sole proprietor of The Floyd Brown Co., Elgin, Illinois (advertising, media production and mass media marketing). His address is 51 Douglas Avenue, Elgin, IL 60120.

ANDREW A. DAVIS (6/25/63)* - DIRECTOR AND VICE PRESIDENT. A Director of the Davis Funds; President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser. His address is 124 East Marcy Street, Santa Fe, NM 87501.

CHRISTOPHER C. DAVIS (7/13/65)* - DIRECTOR AND CHIEF EXECUTIVE OFFICER. A Director of the Davis Funds; Chief Executive Officer, President, or Vice President of each Davis Fund and Selected Fund; Chairman and Chief Executive Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Kings Bay Ltd., an offshore investment management company. His address is 609 Fifth Avenue, New York, NY 10017.

JEROME E. HASS (6/1/40) - DIRECTOR. Professor of Finance and Business Strategy, Johnson Graduate School of Management, Cornell University; Consultant, National Economic Research Associates; former Chief of Division of Economic Research of the Federal Power Commission and Special Assistant to James R. Schlesinger at the Executive Office of the President of the United States. His address is 363 Sage Hall, Ithaca, NY 14853.

KATHERINE L. MACWILLIAMS (1/19/56) - DIRECTOR. Vice President, International Finance, Coors Brewing Company; former Treasurer, Coors Brewing Company and Adolph Coors Company; former Vice President of Capital Markets for UBS Securities in New York; former member of the Board of International Swaps and Derivatives Association, Inc. Her address is 12th & Ford St., Golden, CO 80401.

JAMES J. MCMONAGLE (10/1/44) - CHAIRMAN AND DIRECTOR. Senior Vice President and General Counsel of University Hospitals Health System, Inc., and University Hospitals of Cleveland; from 1976 to 1990, Judge of the Court of Common Pleas, Cuyahoga County, Ohio. His address is 11100 Euclid Avenue, Cleveland, OH 44106.

RICHARD O'BRIEN (9/12/45) - DIRECTOR. Director and past president of the Silicon Valley Roundtable; retired Corporate Economist for Hewlett-Packard Company; former Chairman of the Economic Advisory Council of the California Chamber of Commerce; and former Director of the National Association of Business Economists. His address for issues concerning the Selected Funds is 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.

DR. LARRY J.B. ROBINSON (10/28/28) - DIRECTOR. General Partner, Robinson Investment Company; Private Investor and Venture Capitalist; owned J.B. Robinson Jewelers and radio stations; Adjunct Professor, Case Western Reserve University; many non-profit boards including Cleveland Orchestra; occasionally foreign correspondent in Mid East and Balkans. Management Consultant. His address is 906 Terminal Tower, 50 Public Square, Cleveland, OH 44113.

MARSHA WILLIAMS (3/28/51) - DIRECTOR. A Director of the Davis Funds; Chief Administrative Officer, Crate & Barrel; Director, Modine Manufacturing, Inc.; Director, Chicago Bridge & Iron Company, M.V.; former Vice President and Treasurer, Amoco Corporation. Her address is 725 Landwehr Road, Northbrook, IL 60062.

* Andrew A. Davis and Christopher C. Davis are brothers and are considered to be "interested persons" of the Companies, as defined in the Investment Company Act.

                        DIRECTORS' COMPENSATION SCHEDULE

During the fiscal year ended December 31, 2000, the compensation paid to the Directors who are not considered to be interested persons of the Companies was as follows:

                              AGGREGATE COMPENSATION              TOTAL
        NAME                    FROM SELECTED FUNDS       COMPLEX COMPENSATION*
        ----                    -------------------       ---------------------

 William P. Barr                      $32,000                    $32,000
 Floyd A Brown                        $34,500                    $34,500
 Jerome E. Hass                       $30,500                    $30,500
 Katherine L. MacWilliams             $34,500                    $34,500
 James J. McMonagle                   $61,000                    $61,000
 Richard C. O'Brien                   $34,500                    $34,500
 Larry Robinson                       $28,000                    $28,000
 Marsha Williams                      $30,500                    $86,300

* Complex compensation is the aggregate compensation paid for service as a Director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.


                                    OFFICERS

KENNETH C. EICH (8/14/53), 2949 EAST ELVIRA ROAD, SUITE 101, TUCSON, AZ 85706. Vice President of each of the Selected Funds and Davis Funds; Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser; former President and Chief Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

SHARRA L. REED (9/25/66), 2949 EAST ELVIRA ROAD, SUITE 101, TUCSON, AZ 85706. Vice President, Treasurer and Assistant Secretary of each of the Selected Funds and Davis Funds; Vice President Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS (3/7/57), 2949 EAST ELVIRA ROAD, SUITE 101, TUCSON, AZ 85706. Vice President and Secretary of each of the Selected Funds and Davis Funds; Vice President, General Counsel and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

ARTHUR DON (9/24/53), 111 EAST WACKER DRIVE, SUITE 2800, CHICAGO, IL 60601. Assistant Secretary of each of the Selected Funds and Davis Funds; Member, D'Ancona & Pflaum LLC, the Davis Fund's counsel.

The Companies do not pay salaries to any of its officers. The Adviser performs certain services on behalf of the Companies and is reimbursed by the Companies for the costs of providing these services.


                        CERTAIN SHAREHOLDERS OF THE FUND

As of April 3, 2001, officers and directors owned the following percentages of each of the Companies:

                                                        Percentage of
                                                  Outstanding Shares Owned
                                                  ------------------------
         Selected American Shares                             *
         Selected Special Shares                              *
         Selected U.S. Government Income Fund               6.32%
         Selected Daily Government Fund                       *

* Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated Companies.

The following table sets forth as of April 3, 2001, the name and holdings of each person known by the Companies to be a record owner of more than 5% of the outstanding shares any of the Selected Funds:

                                              PERCENT OF CLASS
NAME AND ADDRESS                                OUTSTANDING

CLASS A SHARES

SELECTED AMERICAN SHARES

Charles Schwab & Co., Inc.                         27.74%
101 Montgomery St.
San Francisco, CA  94104-4122

Shelby Cullom Davis & Co.                          15.12%
Investment #3
609 Fifth Ave., 11th Floor
New York, NY  10017-1021

FBSICO                                             20.48%
National Financial Service
200 Liberty St., Fifth Floor
New York, NY  10281-5500

SELECTED SPECIAL SHARES

Charles Schwab & Co., Inc.                         12.52%
101 Montgomery St.
San Francisco, CA  94104-4122

Shelby Cullom Davis & Co.                           8.70%
Investment #3
609 Fifth Ave., 11th Floor
New York, NY  10017-1021

                                              PERCENT OF CLASS
NAME AND ADDRESS                                OUTSTANDING

SELECTED U.S. GOVERNMENT INCOME FUND

First Clearing Corporation                          6.63%
A/C 5493-4653
Michi Kawai Christian
14125 Detroit Ave.
Lakewood, OH  44107-4523

Larry J.B. Robinson                                 6.24%
Attn: Mrs. Laura Allie
905 Terminal Tower
Cleveland, OH  44113-2207

First Clearing Corporation                          5.92%
A/C 5893-7451
Susan Marie Noyes
P.O. Box 3514
Ketchum, ID  83340-3514

State Street Bank & Trust Co.                       5.64%
Cust for IRA of Sheldon H. Elsen
One Rockefeller Plaza
New York, NY  10020-2102

SELECTED DAILY GOVERNMENT FUND

Shelby Cullom Davis & Co.                          84.91%
Investment #3
609 Fifth Ave., 11th Floor
New York, NY  10017-1021

                          INVESTMENT ADVISORY SERVICES

Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively with the Funds, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties, including other registered investment companies, private accounts, off-shore funds, a hedge fund and managed money/wrap accounts. Davis Investments, LLC, is the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and, as the sole member of Davis Investments, LLC, controls the Adviser. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Davis Funds and Selected Funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds and Selected Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

ADVISORY AGREEMENT. Pursuant to Advisory Agreements, each Selected Fund pays the Adviser a fee according to a separate negotiated fee schedule.

Selected American Shares pays the Adviser a fee at an annual rate based on average net assets, as follows: 0.65% on the first $500 million; 0.60% on the next $500 million; 0.55% on the next $2 billion; 0.54% on the next $1 billion; 0.53% on the next $1 billion; 0.52% on the next $1 billion; 0.51% on the next $1 billion; and 0.50% of average net assets in excess of $7 billion.

Selected Special Shares pays the Adviser a fee at an annual rate based on average net assets, as follows: 0.70% on the first $50 million; 0.675% on the next $100 million; 0.65% of the next $100 million, and 0.60% on amounts over $250 million.

Selected U.S. Government Income Fund pays the Adviser a flat fee at an annual rate of 0.30% of average net assets.

Selected Daily Government Fund pays the Adviser a flat fee at an annual rate of 0.30% of average net assets.

The aggregate advisory fees paid by each of the Selected Funds to the Adviser were:

                                                   FISCAL YEAR ENDED
                                                      DECEMBER 31,
                                          2000            1999           1998
                                          ----            ----           ----
Selected American Shares              $26,196,321    $18,609,966     $14,793,828
Selected Special Shares                   723,575        664,862         575,453
Selected U.S. Government Income Fund       11,130         22,738          30,211
Selected Daily Government Fund            399,494        386,543         364,848

These fees may be higher than those of most other mutual funds but are not necessarily higher than those paid by funds with similar objectives.

Bramwell Capital Management, Inc., 745 Fifth Avenue, New York, NY 10151, serves as Sub-Adviser to Selected Special Shares under a Sub-Advisory Agreement with the Adviser. The Sub-Adviser manages the day to day investment operations of Selected Special Shares, subject to the Adviser's overall supervision. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Fund.

NOTICE: Bramwell Capital Management has resigned as sub-adviser to Selected Special Shares effective June 1, 2001. Thereafter the Fund will be managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers.

The Adviser has also entered into Sub-Advisory Agreements with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. ("DSA-NY") where DSA-NY performs research and other services for each Selected Fund on behalf of the Adviser. Under the Agreement, the Adviser pays all of DSA-NY's direct and indirect costs of operation. All of the fees paid to DSA-NY are paid by the Adviser and not the Fund.

The Advisory Agreements also make provisions for portfolio transactions and brokerage policies of the Selected Funds that are discussed above under "Portfolio Transactions."

In accordance with the provisions of the 1940 Act, each Advisory Agreement and Sub-Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days' written notice by a Company's Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares, or the Adviser. The continuance of the Advisory Agreements and Sub-Advisory Agreements must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreements or interested persons of any such party.

Pursuant to the Advisory Agreements, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The

Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. Each Fund pays or reimburses the Adviser for providing certain shareholder services. Such payments or reimbursements are detailed below:

                                                   Fiscal year ended
                                                      December 31,
                                           2000           1999             1998
                                           ----           ----             ----
Selected American Shares                $156,320        $128,133        $162,634
Selected Special Shares                  $13,178         $13,951         $18,845
Selected U.S. Government Income Fund        $730            $857          $1,165
Selected Daily Income Fund                $4,550          $4,822          $6,560

UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Selected Funds. While the Selected Funds may have many similarities to these other funds, their investment performance may differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser and the Funds have adopted a Code of Ethics that regulates the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Funds. Such employees may invest in securities, including securities that may be purchased or held by the Funds. A copy of the Code of Ethics is on public file with, and available from, the SEC.

                         DISTRIBUTION OF COMPANY SHARES

DISTRIBUTION PLANS. Each of the Selected Funds have each adopted Distribution Plans under which each Fund pays the Distributor a fee of 0.25% of average daily net assets. The Distribution Plans were approved by the Funds' Board of Directors in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Funds.

To the extent that any investment advisory fees paid by a Company may be deemed to be indirectly financing any activity that is primarily intended to result in the sale of Company shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1, or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Companies must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is a wholly owned subsidiary of the Adviser and pursuant to a Distributing Agreement acts as principal underwriter of the Funds' shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

The Distributor has agreements with securities dealers and other persons (such as financial planners) for distributing shares of the Funds and/or providing services to shareholders. The Distributor may pay such firms service fees of up to 0.25% of the average net asset value of the shares of any Selected Fund for accounts for which representatives of the dealers are responsible and provide services. For accounts established prior to May 1, 1999, the Distributor may pay up to an additional 0.30% of the average net asset value from its own resources.

As Selected Funds are sold without imposing front- or back-end sales charges, the Distributor does not collect sales charges on the sale of Fund shares:

The Distributor received the following amounts as compensation under the Distribution Plans.

                                                   Fiscal year ended
                                                      December 31,
                                           2000           1999           1998
                                           ----           ----           ----
Selected American Shares               $11,680,138    $8,130,115      $6,383,558
Selected Special Shares                   $263,361    $ 241,616        $ 208,501
Selected U.S. Government Income Fund        $9,275      $ 13,441        $ 15,101
Selected Daily Income Fund                $332,912     $ 322,120       $ 304,040

FUND SUPERMARKETS. The Funds participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's clients without charging the clients a sales charge. The Funds pay the supermarket sponsor a negotiated fee for distributing the Funds' shares and for continuing services provided to their shareholders.

A portion of the supermarket sponsor's fee (that portion related to sales, marketing or distribution of Fund shares) is paid with fees authorized under the Distribution Plans.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquires, transaction processing and shareholder confirmations and reporting) is paid as a shareholder servicing fee of the Funds. The Funds would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with the Funds. The amount of shareholder servicing fees that the Funds may pay to supermarket sponsors may not exceed the lesser of (a) 1/10 of 1 percent of net assets held by such supermarket sponsors per year, or (b) the shareholder servicing costs saved by the Funds with the omnibus account (determined in the reasonable judgement of the Adviser).

If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

                        OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), One Heritage Drive, North Quincy, MA 02171, serves as custodian of the Companies' assets. The Custodian maintains all of the instruments representing the Companies' investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Companies' assets in payment of the Funds' expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain Fund accounting and transfer agent services.

AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2300, Denver, CO 80202, serves as independent auditors for each of the Funds. The auditors consult on financial accounting and reporting matters, and meet with the Fiduciary & Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, IL 60601, serves as counsel to the Companies and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.

















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


SECTION III: PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

                               PURCHASE OF SHARES

Shares of the Funds may be purchased though a securities dealer having a sales agreement with the Distributor (a "Qualified Dealer") or directly from the Funds. No matter how you purchase your shares, you pay no sales load. You can open an account if you invest at least $1,000 for a non-retirement plan account, or $250 for a retirement plan account.

There are three ways that you may open an account:

1. BY MAIL. Fill out the Application Form included in this prospectus and mail it to our service provider, State Street Bank and Trust. Include a check made payable to SELECTED FUNDS or, in the case of a retirement account, to the custodian or trustee. All purchases by check should be in U.S. dollars. SELECTED FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors to let them know the Fund you will be buying. After the initial wire purchase is made, you will need to fill out a Plan Adoption Agreement or Application Form and return it to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

                      State Street Bank and Trust Company
                      Boston, MA  02210
                      Attn.: Mutual Fund Services
                      [Name of Selected Fund that you are Buying]
                      Shareholder Name
                      Shareholder Account Number
                      Federal Routing Number 011000028
                      DDA Number 9905-325-8

SUBSEQUENT INVESTMENTS. After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Selected Funds" to State Street Bank and Trust Company, c/o The Selected Funds, P.O. Box 8243, Boston, MA 02266-8243. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o the Selected Funds, 66 Brooks Drive, Braintree, MA 02184. Third-party checks will not be accepted. The check should be accompanied by a form that State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the applicable Fund. If you know your account number, you should also provide it to State Street.

CERTIFICATES. The Selected Funds do not issue certificates for shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Selected Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                                SPECIAL SERVICES

PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Companies for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs" and educational IRAs) and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Companies as their investment vehicle. State Street acts as custodian or trustee for certain retirement plans, and charges the participant an annual maintenance fee of $10 per Social Security Number regardless of the number of plans established. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to that time.

AUTOMATIC INVESTMENT PROGRAM. You may arrange for automatic monthly investing, whereby State Street will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month, which will be used to purchase shares of one or more of the Funds. The account minimum of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if, pursuant to the automatic investment program, the account balance will meet the minimum investment requirements within 12 months of the initial investment. For banking institutions that are members of the Automated Clearing House system
(ACH), such purchases can be processed electronically on any day of the month between the fifth and the 28th. After each automatic investment, you will receive a transaction confirmation from State Street, and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Program at any time. If you desire to utilize this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s).

DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program that allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Selected Funds, subject to state securities law requirements and minimum investment requirements. You must receive a current prospectus for the other Fund or Funds prior to investment. Shares will be purchased at the chosen Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing fund account. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s).

TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Companies may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or Social Security Number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

                               EXCHANGE OF SHARES

GENERAL. The exchange privilege is a convenient way to buy shares in other Selected Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Selected Funds offer a variety of investment objectives, which includes common stock funds, a government bond fund, and a government money market fund. However, the Funds are intended as long-term investments and (other than Selected Daily Government
Fund) are not intended for short-term trades. The shares to be received upon exchange must be legally available for sale in your state. The net asset value of the initial shares being acquired must meet the required minimum of $1,000 for non-retirement accounts or $250 for retirement accounts, unless such exchange is under the Automatic Exchange Program described below.

Shares may be exchanged at relative net asset value without any additional charge.

Before you decide to make an exchange, you must obtain a current Selected Funds prospectus. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer or the Distributor, or send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Selected Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

The number of times you may exchange shares among the Selected Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a fund during a 12-month period are not permitted without the prior written approval of the Distributor. The Selected Funds reserve the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

AUTOMATIC EXCHANGE PROGRAM. The Selected Funds also offer an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen fund's applicable price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                              REDEMPTION OF SHARES

GENERAL. You can redeem, or sell back to the Companies, all or part of your shares at any time at net asset value. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Selected Funds, P.O. Box 8243, Boston MA 02266-8243, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the names on the account from which the shares are being redeemed.

Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

In the past Selected Funds issued share certificates, and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

For the protection of all shareholders, the Companies also require that signatures appearing on a letter of instruction, stock power or redemption request where the proceeds would be more than $100,000 mailed to the address of record, must be medallion signature-guaranteed by an eligible guarantor institution, such as a securities broker-dealer or a commercial bank. In some situations where corporations, trusts or estates are involved, additional documents, such as a certified copy of the corporate resolution, may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program or does not reimburse in the case of fraud. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $100,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC, or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (that usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

Redemptions are ordinarily paid to you in cash. However, the Companies' Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place a repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street Bank and Trust rather than having a dealer arrange for a repurchase.

SELECTED DAILY GOVERNMENT FUND. You may request redemption of part or all of your investment in Selected Daily Government Fund by mail by sending your request to State Street Bank and Trust Company, c/o Selected Funds, P.O. Box 8243, Boston, MA 02266-8243. You may also redeem shares through the Check Writing Privilege or by Expedited Redemption Privilege to a pre-designated bank account. Normally, except for payment to a pre-designated bank account, State Street will send payment for Selected Daily Government Fund shares redeemed within three business days, but in no event later than seven days, after receipt of a redemption request in proper form.

SELECTED DAILY GOVERNMENT FUND CHECK WRITING PRIVILEGE. For Selected Daily Government Fund accounts other than retirement plans and IRAs, State Street will provide, upon request, forms of drafts to be drawn on your regular account that will clear through State Street. These drafts may be made payable to the order of any person in any amount not less than $100. When a draft is presented to State Street for payment, State Street will redeem a sufficient number of full and fractional shares in your account to cover the amount of the draft. This enables you to continue earning daily income dividends until the draft has cleared.

If you elect to use this method of redemption, please so signify on the Check Writing Privilege Form. You will be subject to State Street's rules and regulations governing such drafts, including the right of State Street not to honor drafts in amounts exceeding the value of the regular account at the time they are presented for payment. Drafts in excess of the value of Selected Daily Government Fund regular account cannot be honored by redemption of any other Fund account. The Companies and State Street reserve the right to modify or terminate this service at any time.

A shareholder may issue a "Stop Payment" on any draft by calling State Street at
(800) 243-1575. The "Stop Payment" order will become effective if it is given on a timely basis pursuant to the "Stop Payment" rules in effect at State Street with respect to their regular checking accounts.

If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Selected Daily Government Fund shares recently purchased by check (whether by regular or expedited method), the Fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase (normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.

FEDERAL FUNDS WIRE. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

       The check can only be issued for up to $100,000;
       The check can only be issued to the registered owners;
       The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

AUTOMATIC WITHDRAWAL PLAN. Under the Automatic Withdrawal Plan, you can instruct State Street to sell a set dollar or percentage amount each month or each quarter. Your account must have a value of at least $10,000 to start a plan.

When you participate in this plan, shares are sold so that you will receive payment by one of three methods:

First, you may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

Second, you may also choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

Third, you may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third-party payee.

Withdrawals involve redemption of shares and may produce gain or loss for income-tax purposes. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawal Plan at any time without charge or penalty. The Company reserves the right to terminate or modify the Automatic Withdrawal Plan at any time.

INVOLUNTARY REDEMPTIONS. To relieve the Companies of the cost of maintaining uneconomical accounts, the Companies may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Companies will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

SECTION IV: GENERAL INFORMATION

                         DETERMINING THE PRICE OF SHARES

NET ASSET VALUE. The Funds' net asset value per share is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of each Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4 p.m. Eastern Standard Time, on each day that the Exchange is open for trading.

The price per share for purchases or redemptions made directly through State Street is generally the value next computed after State Street receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern Standard Time, and (ii) promptly transmit the order to State Street. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts, or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

The Companies do not price their shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (purchased with a maturity of one year or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

To the extent that the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Funds' shares are priced will generally not be reflected in the Funds' share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.

Normally, the share price of Selected Daily Government Fund does not fluctuate. However, if there are unusually rapid changes in interest rates which, in the Board's view, cause a material deviation between amortized cost and market value, the Board will consider whether such conditions require taking any temporary action to maintain the normal fixed price or to prevent material dilution or other unfavorable results to shareholders. Such action could include withholding dividends, paying dividends out of surplus, realizing gains or losses or using market valuation. An investment in Selected Daily Government Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although Selected Daily Government Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                           DIVIDENDS AND DISTRIBUTIONS

There are two sources of income: net income and realized capital gains paid to you by the Funds. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase and after each redemption. For tax purposes, information concerning distributions will be mailed annually to shareholders.

Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawals Plan. The reinvestment of dividends and distributions is made at net asset value on the payment date.

For the protection of the shareholder, upon receipt of the second dividend check that has been returned to State Street as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

SELECTED AMERICAN SHARES. Income dividends are normally paid quarterly. Distributions from any net realized capital gains are usually made annually.

SELECTED SPECIAL SHARES. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.

SELECTED U.S. GOVERNMENT INCOME FUND. Income dividends are paid monthly. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Distributions from any net realized capital gain not offset by capital loss carryovers are usually distributed annually. Selected U.S. Government Income Fund declares distributions based on the Adviser's projections of estimated net investment income and net realized short-term gains. The amount of each distribution may differ from actual net investment income and gains determined in accordance with generally accepted accounting principles. Selected U.S. Government Income Fund at times may continue to pay distributions based on expectations of future investment results to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors (including losses realized later in a fiscal year that have the effect of affecting previously realized gains), Selected U.S. Government Income Fund may have failed to achieve projected investment results for a given period. In such cases, Selected U.S. Government Income Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

SELECTED DAILY GOVERNMENT FUND. Dividends from net income are declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Income for Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

                              FEDERAL INCOME TAXES

This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Funds.

The Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax equal to 4% of the excess will be imposed on the applicable Fund. The Funds intend to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less, and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

                                PERFORMANCE DATA

From time to time, the Funds may advertise information regarding their performance. These performance figures are based upon historical results and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURN AND CUMULATIVE TOTAL RETURN

The cumulative total return and the average annual total return (each is defined below) with respect to each Fund for the periods indicated below is as follows:

                                                                     Average Annual      Cumulative
For the period ended December 31, 2000                               Total Return(1)   Total Return(2)
--------------------------------------                               ---------------   ---------------
Selected American Shares
One year................................................................   9.33%             9.33%
Five years..............................................................  22.37%           174.41%
10 years................................................................  19.59%           498.38%
Period from 05/01/93 (when the Adviser assumed management)..............  19.71%           297.17%

Selected Special Shares
One year................................................................ (1.10)%           (1.10)%
Five years..............................................................  15.35%           104.25%
10 years................................................................  14.96%           303.13%
Period from 05/01/93 (when the Adviser assumed management)..............  15.60%           203.92%

Selected U.S. Government Income Fund
One year................................................................  10.37%            10.37%
Five years..............................................................   4.80%            26.47%
10 years................................................................   6.28%            84.01%
Period from 05/01/93 (when the Adviser assumed management)..............   5.25%            48.09%

Selected Daily Government Fund
One year................................................................   5.80%             5.80%
Five years..............................................................   4.96%            27.38%
10 years................................................................   4.42%            54.04%
Period from 05/01/93 (when the Adviser assumed management)..............   4.58%            41.00%

(1) "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

            Where:         P =     hypothetical initial payment of $1,000.

                           T =     average annual total return.

                           n =     number of years.

                           ERV  =  ending redeemable value at the end
                                   of the period of a hypothetical
                                   $1,000 payment made at the beginning
                                   of such period.

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

(2) "Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

30-DAY SEC YIELD

The 30-Day SEC Yield (defined below) for shares of Selected American Shares and Selected U.S. Government Income Fund for the period ended December 31, 2000, was 0.88% and 5.23%, respectively.

"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC. Thirty-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

                  30-Day SEC Yield = 2[(a - b + 1)6 - 1]
                                        -----
                                          cd

     Where:       a =   dividends and interest earned during the period.

                  b =   expenses accrued for the period.

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

Selected American Shares' and Selected U.S. Government Income Fund's 30-Day SEC Yields will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

CURRENT AND EFFECTIVE YIELDS. The current and effective yields for Selected Daily Government Fund for the seven day period ended December 31, 2000, was 5.76% and 5.93%, respectively.

         Yield quotations are calculated in accordance with the following formulas:

                Current Yield = [(C-D)-BV]x(365/7)

                Effective Yield = [[[(C-D)-BV]+1]365/7]-1

                C   =  Net change (excluding capital change in value
                       of hypothetical account with balance of one share at beginning of seven-day period).

                D   =  Deductions charged to hypothetical account.

                BV  =  Value of hypothetical account at beginning of
                       seven-day period for which yield is quoted.

Selected Daily Government Fund's Current and Effective Yields will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

PERFORMANCE RANKINGS

Lipper Rankings. From time to time each Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and 10-year average annual total returns (depending on the inception of the fund or class) in excess of the 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class') performance below the 90-day

U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" rating (top 10% of the funds in a category), four stars is "above average" (next 25%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class') overall rating, which is the fund's three-year rating, or its combined three- and five-year rating (weighted 60% and 40%, respectively), or its combined three-, five- and 10-year rating (weighted 40% 30% 30% respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

Each Fund also may compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time each Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns on each Selected Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Selected Funds' returns and share price are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Adviser or Transfer Agent, and of the investor services provided by them to shareholders of the Selected Funds, other than performance rankings of the Selected Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Funds may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Funds may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent mutual fund rating services, and the Funds may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Funds' performance for any future period.

In advertising and sales literature the Selected Funds may publish various statistics describing its investment portfolio such as the Funds' average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

The Funds' Annual Report and Semi-Annual Report contain additional performance information and will be made available upon request and without charge by calling Selected Funds toll-free at 1-800-243-1575, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

                                    APPENDIX

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated 'AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - The rating 'C' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from 'A' for the highest quality to 'D' for the lowest. Issues assigned an 'A' rating are regarded as having the greatest capacity for timely payment. Within the 'A' category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.